STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - Reliance, Inc. Master 401(k) Plan	12 Months Ended
Dec. 31, 2025 USD ($)
Income:
Net appreciation in fair value of investments	$ 237,846,383
Interest and dividends	16,747,877
Interest on notes receivable from participants	2,628,352
Total investment income	257,222,612
Contributions:
Participant	78,560,264
Employer, net of forfeitures	35,028,667
Rollover	6,435,620
Total contributions, net	120,024,551
Revenue sharing program credits	30,290
Total additions	377,277,453
Deductions
Benefits paid	219,305,665
Administrative expenses	394,333
Total deductions	219,699,998
Net increase	157,577,455
Transfers from other plans	36,741,619
Net increase in net assets available for benefits	194,319,074
Net assets available for benefits, beginning of year	1,654,930,763
Net assets available for benefits, end of year	$ 1,849,249,837